Exhibit 99.2

Unaudited Pro Forma Condensed Consolidated Financial Statements

On June 30, 2026, The Glimpse Group, Inc. (“the Company”) completed the sale of all of the assets and liabilities exclusively related to the Company’s Glimpse Learning business and wholly-owned subsidiary (the “Divesture”) pursuant to the Master Purchase Agreement reported in the Company’s current report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on July 7, 2026.

The unaudited pro forma condensed consolidated financial statements have been developed by applying pro forma adjustments to the Company’s historical consolidated financial statements prepared in accordance with U.S. generally accepted accounting principles (“US GAAP”) and give effect to the Divesture.

The unaudited pro forma condensed consolidated statements of operations for the nine months ended March 31, 2026, and for the year ended June 30, 2025, assume that the Divesture occurred as of July 1, 2024.

The unaudited pro forma condensed consolidated balance sheet as of March 31, 2026, assumes that the Divesture occurred on that date. The unaudited pro forma condensed consolidated financial statements are presented based on currently available information and are intended for informational purposes only.

These unaudited pro forma condensed consolidated financial statements are not necessarily indicative of what the Company’s results of operations or financial condition would have been had the Divesture been completed on the dates assumed. In addition, they are not necessarily indicative of the Company’s future results of operations or financial condition. Beginning in the fourth quarter of 2026, the historical financial results of Glimpse Learning for periods prior to the Divestures will be reflected in the Company’s consolidated financial statements as discontinued operations.

The unaudited pro forma condensed consolidated financial statements have been derived from historical financial statements prepared in accordance with US GAAP and are presented based on assumptions, adjustments, and currently available information described in the accompanying notes. They are intended for informational purposes only and are not intended to represent the Company’s financial position or results of operations had the Divesture occurred on the dates indicated, or to project the Company’s financial performance for any future period. Pro forma adjustments have been made for events that are directly attributable to the Divesture and factually supportable.

Article 11 of Regulation S-X requires that pro forma financial information include the following pro forma adjustments to the historical financial statements of the registrant as follows:

● Transaction Accounting Adjustments – Adjustments that reflect only the application of required accounting to the acquisition, disposition, or other transaction.

● Autonomous Entity Adjustments – Adjustments that are necessary to reflect the operations and financial position of the registrant as an autonomous entity when the registrant was previously part of another entity.

In addition, Regulation S-X permits registrants to reflect adjustments that depict synergies and dis-synergies of the acquisitions and dispositions for which pro forma effect is being given in our disclosures as management adjustments.

The transaction accounting adjustments to reflect the business in the unaudited pro forma condensed consolidated financial statements include:

● The Divesture of the assets and liabilities of Glimpse Learning pursuant to the Master Purchase Agreement

● Estimated impact of the cash paid in connection with the Divesture

There are no autonomous entity adjustments included in the pro forma financial information.

Additionally, the unaudited pro forma condensed consolidated financial statements do not include management adjustments to reflect any potential synergies that may be achievable, or dis-synergy costs that may occur, in connection with the Divesture.

The unaudited pro forma condensed consolidated financial statements have been prepared in accordance with Article 11 of Regulation S-X and should be read in conjunction with (i) the accompanying notes to the unaudited pro forma condensed consolidated financial statements, (ii) the audited consolidated financial statements and accompanying notes and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” included in the Company’s Form 10-K as of June 30, 2025, and for the year then ended, filed with the SEC on September 25, 2025, and (iii) the unaudited condensed consolidated financial statements and accompanying notes and “Management’s Discussion and Analysis of Financial Conditions and Results of Operations” included in the Company’s Form 10-Q as of March 31, 2026, and for the nine months then ended, filed with the SEC on May 14, 2026.

THE GLIMPSE GROUP, INC.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

For the Nine Months Ended March 31, 2026

(Unaudited)

	As Reported	Glimpse Learning, LLC		ProForma after Glimpse Learning Divestiture

Revenue
Software services	$2,866,391	$428,926	(a)	$2,437,465
Software license/software as a service	461,159	461,159	(a)	-
Royalty income	28,258	-		28,258
Total Revenue	3,355,808	890,085		2,465,723
Cost of goods sold	974,471	243,825	(b)	730,646
Gross profit	2,381,337	646,260		1,735,077
Operating expenses:
Research and development expenses	3,400,149	497,873	(c)	2,902,276
General and administrative expenses	2,449,194	773,433	(c)	1,675,761
Sales and marketing expenses	901,640	246,389	(c)	655,251
Amortization of acquisition intangible assets	60,717	36,270	(c)	24,447
Goodwill impairment	10,857,600	300,000	(c)	10,557,600
Change in fair value of acquisition contingent consideration	16,417	-	(c)	16,417
Total operating expenses	17,685,717	1,853,965		15,831,752
Loss from operations before other income	(15,304,380)	(1,207,705)		(14,096,675)

Other income:
Gain on sale of business	240,000	-		240,000
Interest income	122,251	-		122,251
Net loss	$(14,942,129)	$(1,207,705)		$(13,734,424)

Basic and diluted net loss per share	$(0.71)			$(0.65)

Weighted average common shares to compute basic and diluted net loss per share	21,072,444			21,072,444

THE GLIMPSE GROUP, INC.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

For the For the Year Ended June 30, 2025

(Unaudited)

	As Reported	Glimpse Learning, LLC		ProForma after Glimpse Learning Divestiture

Revenue
Software services	$9,996,491	$730,567	(a)	$9,265,924
Software license/software as a service	503,734	384,897	(a)	118,837
Royalty income	27,700	-		27,700
Total Revenue	10,527,925	1,115,464		9,412,461
Cost of goods sold	3,407,946	178,461	(b)	3,229,485
Gross profit	7,119,979	937,003		6,182,976
Operating expenses:
Research and development expenses	3,494,731	729,788	(c)	2,764,943
General and administrative expenses	3,636,266	765,598	(c)	2,870,668
Sales and marketing expenses	2,201,754	559,021	(c)	1,642,733
Amortization of acquisition intangible assets	427,150	133,817	(c)	293,333
Change in fair value of acquisition contingent consideration	102,412	(35,714	)(c)	138,126
Total operating expenses	9,862,313	2,152,510		7,709,803
Loss from operations before other income	(2,742,334)	(1,215,507)		(1,526,827)

Other income
Interest income	189,683	-		189,683
Net loss	$(2,552,651)	$(1,215,507	)(d)	$(1,337,144)

Basic and diluted net loss per share	$(0.13)			$(0.07)

Weighted average common shares to compute basic and diluted net loss per share	19,633,374			19,633,374

THE GLIMPSE GROUP, INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

As of March 31, 2026

(Unaudited)

	As Reported	Glimpse Learning, LLC		ProForma after Glimpse Learning Divestiture

ASSETS
Cash and cash equivalents	$2,151,320	$200,000	(e)	$1,951,320
Accounts receivable	662,201	96,480	(e)	565,721
Deferred costs	2,129	1,859	(e)	270
Notes receivable	50,832	-		50,832
Prepaid expenses and other current assets	674,497	191,195	(e)	483,302
Total current assets	3,540,979	489,534		3,051,445

Equipment and leasehold improvements, net	41,278	-		41,278
Right-of-use assets, net	161,160	-		161,160
Other assets	11,100	-		11,100
Total assets	$3,754,517	$489,534		$3,264,983

LIABILITIES AND STOCKHOLDERS’ EQUITY
Accounts payable	$215,386	$54,394	(f)	160,992
Accrued liabilities	364,136	101,169	(f)	262,967
Deferred revenue	306,418	296,417	(f)	10,001
Lease liabilities, current portion	149,959	-		149,959
Total current liabilities	1,035,899	451,980		583,919

Long term liabilities
Lease liabilities, net of current portion	12,371	-		12,371
Total liabilities	1,048,270	451,980		596,290
Commitments and contingencies
Stockholders’ Equity
Preferred Stock, par value $0.001 per share, 20,000,000 shares authorized; 0 shares issued and outstanding	-	-		-
Common Stock, par value $0.001 per share, 300,000,000 shares authorized; 21,076,506 and 21,055,506 issued and outstanding, respectively	21,077	-		21,077
Additional paid-in capital	83,219,223	8,004,125	(g)	75,215,098
Accumulated deficit	(80,534,053)	(8,004,125	)(g)	(72,529,928)
Loss on divestiture		37,554	(h)	(37,554)
Total stockholders’ equity	2,706,247	37,554		2,668,693
Total liabilities and stockholders’ equity	$3,754,517	$489,534		$3,264,983

The Glimpse Group, Inc.

Notes to the Unaudited Pro Forma Condensed Consolidated Financial Statements

The unaudited pro forma condensed consolidated financial statements give effect to the Divesture of Glimpse Learning in accordance with Article 11 of Regulation of S-X.

The unaudited pro forma condensed consolidated statements of operations for the nine months ended March 31, 2026 and for the year ended June 30, 2025 are presented as if the Divesture occurred as of July 1, 2024.

The unaudited pro forma condensed consolidated balance sheet as of March 31, 2026 is presented as if the Divesture occurred on that date.

(a)	This adjustment reflects the elimination of the Glimpse Learning revenues

(b)	This adjustment reflects the elimination of the Glimpse Learning cost of goods sold

(c)	This adjustment reflects the elimination of the Glimpse Learning operating expenses and includes within general and administrative expense both:

The compensation expense of the Glimpse Learning Managing Director

Allocation of corporate overhead based upon the Glimpse Learning percentage of total consolidated revenue

(d)	No income tax adjustment has been made based upon the Company’s existing full U.S net operating loss valuation allowance

(e)	This adjustment reflects the Divesture of the Glimpse Learning assets

(f)	This adjustment reflects the Divesture of the Glimpse Learning liabilities

(g)	APIC adjustment reflects net advances from Glimpse parent to Glimpse Learning to cover accumulated losses since inception.

(h)	This adjustment reflects the estimated loss on of the Divesture of Glimpse Learning assuming it occurred on March 31, 2026. This will differ from the actual gain or loss to be reported by the Company as of June 30, 2026, the actual Divesture date.